Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

On September 30, 2019, the Company entered into an amendment (the “2017 Bonds Amendment”) to the bond agreement governing the 2017 Bonds, with the bondholders’ approval, to amend one of the covenants in the 2017 Bonds. The covenant, requiring our interest coverage ratio, on a trailing four quarter basis, to be no less than 2.25 to 1.00 was amended to be a requirement of no less than 2.00 to 1.00, up to and including September 30, 2020, to be in line with a similar covenant in our secured term loan facilities and revolving credit facilities, before then reverting back to the original requirement. In addition, the definition of interest under the 2017 Bonds now excludes interest due or payable relating to debt financing associated with our obligations on the construction of the Marine Export Terminal. Under the terms of the 2017 Bonds Amendment, dividends may not be declared or paid by the Company until on or after December 31, 2020. An amendment fee and corporate fees associated with obtaining the 2017 Bonds Amendment of $1.3 million have been deferred and will be amortized over the period the amendment is in force.
On October 21, 2019, the Company entered into a sale and leaseback to refinance one of its vessels, the
Navigator Aurora
. The sale price agreed was $77.5 million, with the buyer paying 90% of the vessel’s value, or $69.75 million and a seller’s credit representing the remaining 10%. From the proceeds, $44.5 million was used to repay the vessel’s secured tranche of the December 2015 secured term loan facility. Simultaneous with this sale, the Company entered into a bareboat charter for the vessel for a period of up to 13 years, with break clauses at years 5, 7 and 10. The transaction was closed on October 2
9
, 2019.